SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-33513



                          Date of Report: June 6, 2007



                             GS ENVIROSERVICES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                                         11-3579554
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(State of other jurisdiction of                               (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612                                             10119
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(Address of principal executive offices)                              (Zip Code)

                                 (212) 994-5374
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               (Registrant's telephone number including area code)

                             TDS (TELEMEDICINE), INC.
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                   (Former name, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

Effective at close of business on June 6, 2007, tds (Telemedicine), Inc., a New York corporation, reincorporated in the State of Delaware by merging with and into GS EnviroServices, Inc., a Delaware corporation which was a wholly owned subsidiary of tds (Telemedicine). As a result of the merger, GS EnviroServices, Inc. is the surviving corporation, the name of the surviving corporation is GS EnviroServices, Inc., the Certificate of Incorporation and Bylaws of GS EnviroServices, Inc. are the Certificate of Incorporation and Bylaws of the surviving corporation, and each share of common stock, $.001 par value, outstanding of tds (Telemedicine) prior to the merger was converted into one share of common stock, $.001 par value, of GS EnviroServices, Inc. No other changes were effected with respect to the registrant or its capitalization.

Item 9.01         Financial Statements and Exhibits

Exhibits

3.01 Certificate of Incorporation of GS EnviroServices, Inc., - filed as an Appendix to the Definitive Proxy Statement on Form 14 (a) filed on May 9, 2007

3.02 Bylaws of GS EnviroServices, Inc.

10.1 Agreement and Plan of Merger dated April 24, 2007 - filed as an Appendix to the Definitive Proxy Statement on Form 14 (a) filed on May 9, 2007




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          TDS (TELEMEDICINE), INC.

                          By: /s/ James F. Green
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                                  James F. Green
                                  President and Chief Executive Officer

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